Business Acquisitions	12 Months Ended
Dec. 31, 2024
Business Combinations1 [Abstract]
Business Acquisitions	Business Acquisitions
Acquisition of Heartland Generation
On Dec. 4, 2024 (Acquisition Date), the Company acquired all issued and outstanding common shares of Heartland Generation Ltd. and Alberta Power (2000) Ltd. (collectively, Heartland) from Energy Capital Partners (ECP) (the Acquisition). The Acquisition, which includes Heartland’s entire business operations in Alberta and British Columbia, was completed for an aggregate purchase price of $542 million. This amount was adjusted for the reduction of $95 million to reflect the economic benefit of the Heartland business arising since Oct. 31, 2023 and a working capital adjustment of $2 million. The Acquisition included the assumption of long-term debt at the Acquisition Date of $232 million and Heartland's cash and cash equivalents of $276 million, resulting in a purchase price of $493 million. The Acquisition was funded through a combination of cash on hand and draws on the Company's credit facilities.
Heartland owns and operates generation assets consisting of 507 MW of cogeneration, 387 MW of contracted and merchant peaking generation, 950 MW of natural gas-fired thermal generation, transmission capacity and a development pipeline that includes the 400 MW Battle River Carbon Hub.
In order to meet the requirements of the federal Competition Bureau, TransAlta entered into a consent agreement with the Commissioner of Competition pursuant to which TransAlta agreed to divest Heartland’s Poplar Hill and Rainbow Lake assets with combined gross installed capacity of 97 MW following closing (the Planned Divestiture). ECP will be entitled to receive the proceeds from the Planned Divestiture and net cash flows of these assets arising from Nov. 13, 2024 to the date of the sale. The sales process for these assets is in progress. The Company has no residual financial risk on the sale.
The acquired tangible and intangible assets and assumed liabilities are recorded at their estimated fair values at the date of the Acquisition. The total consideration was allocated to the tangible and intangible assets acquired and liabilities assumed, with any excess recorded as goodwill.
The preliminary purchase price allocation reflects management’s best estimate of the fair value of the acquired assets and liabilities based on the analysis of information obtained to date. Management is continuing to obtain specific information to support the valuation of the environmental compliance liabilities, decommissioning provision, property, plant and equipment, and deferred taxes. Any adjustments to the purchase price allocation will be made as soon as practicable but no later than one year from the date of acquisition.
The following table summarizes the preliminary fair values that were assigned to the net assets acquired as at the Acquisition Date.

Dec. 4, 2024
Current Assets and Non-Current Assets
Cash and cash equivalents	276
Trade and other receivables	126
Risk management assets current	7
Prepaid expenses and other	104
Assets held for sale (Note 18)	80
Long-term portion of finance lease receivables (Note 17)	107
Risk management assets non-current	9
Property, plant and equipment and Right-of-use assets (Note 19 and 20)	413
Intangible assets (Note 21)	57
Other assets	2
Deferred income tax assets (Note 11)	41
Current Liabilities and Non-Current Liabilities
Accounts payable and accrued liabilities	193
Risk management liabilities current	3
Current portion of decommissioning (Note 24)	4
Current portion of other provisions (Note 24)	15
Current portion of contract liabilities (Note 5)	3
Current portion of long-term debt and lease liabilities (Note 25)	28
Credit facilities, long-term debt and lease liabilities (Note 25)	204
Decommissioning non-current portion (Note 24)	97
Other provisions non-current (Note 24)	40
Deferred income tax liabilities (Note 11)	108
Risk management liabilities non-current	1
Contract liabilities non-current (Note 5)	3
Total identifiable net assets at fair value	523
Goodwill arising on acquisition (Note 22)	51
Net assets acquired	574

Cash consideration	493
Contingent consideration payable	81
Total purchase consideration transferred	574
As discussed above, the Company has agreed to pay contingent consideration to ECP for the proceeds from the Planned Divestiture and net cash flows of these assets arising from Nov. 13, 2024, to the date of the sale. The $81 million of contingent consideration recognized in the purchase price represents the fair value of contingent consideration at the date of acquisition. The fair value was determined based on expected sale proceeds and net cash flows from operations. The Planned Divestiture is classified and recorded as assets and liabilities held for sale.
Goodwill of $51 million recognized on the transaction is a result of deferred tax liabilities recognized on the transaction, which are recorded at the Company's effective tax rate without discounting, and from value attributed to the existence of an assembled workforce. None of the goodwill is expected to be deductible for tax purposes.
Acquisition-related expenses incurred were approximately $24 million for the year ended Dec. 31, 2024 and are included in operating, maintenance and administrative expenses recognized in the Consolidated Statements of Earnings.
Revenue generated by the Acquisition for the period Dec. 4, 2024 to Dec. 31, 2024 was $34 million. Net loss before taxes for the same period was $11 million. Had Heartland been acquired at the beginning of the year, the assets would have contributed an estimated $598 million to revenues and $66 million to net earnings before taxes.

Acquisition of TransAlta Renewables
On Oct. 5, 2023, the Company completed the acquisition of the outstanding common shares of TransAlta Renewables not already owned, directly or indirectly, by the Company. The consideration paid totalled $1.3 billion, comprising $800 million of cash and 46 million common shares of the Company valued at $514 million, based on an $11.06 closing price of the Company’s shares on the Toronto Stock Exchange on Oct. 4, 2023.
Transaction costs of $11 million incurred to effect the acquisition have been charged, net of income tax, against common shares ($4 million) and deficit ($7 million) on closing of the acquisition.
Since the Company retained control of TransAlta Renewables, the acquisition was accounted for as an equity transaction. On closing of the transaction, non-controlling interests was reduced by $630 million and accumulated other comprehensive loss increased by $64 million to eliminate the balances previously attributed to non-controlling interest holders of TransAlta Renewables. The difference between consideration paid and these amounts was recognized in deficit.
The Company's syndicated credit facilities were amended to effectively consolidate the TransAlta Renewables syndicated credit facility and non-committed demand facility into the TransAlta credit facilities. The cash drawings on the TransAlta Renewables' syndicated credit facility were repaid and the outstanding letters of credit were transferred to the TransAlta non-committed demand facility. The TransAlta Renewables' credit facilities were then terminated. This resulted in the TransAlta syndicated credit facility increasing by $700 million to approximately $2.0 billion. Refer to Note 25.